Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
INVENTORIES

9. INVENTORIES

As at December 31 ($ thousands)	2023	2022
Oil inventories	$6,183	$7,560
Warehouse materials and supplies	7,680	7,008
Inventories	$13,863	$14,568

During the year ended December 31, 2023, approximately $567.1 million (December 31, 2022 - $559.8 million. 2021 -$149.8 million) of inventory was recorded within the respective cost components, which are composed of operating expenses, diluent expense, transportation expense and depletion and depreciation in the consolidated statements of comprehensive income (loss). For the years ended December 31, 2023, 2022 and 2021 the Company had no inventory write downs.